UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2024
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GRAIL, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-42045	86-3673636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1525 O’Brien Drive Menlo Park, California 94025
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 694-2553

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 24, 2024 (the “Distribution Date”), GRAIL, Inc. (“GRAIL” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) in connection with the completion of the separation of the Company from Illumina, Inc. (“Illumina”) through Illumina’s pro rata distribution of 85.5% of the outstanding shares of the Company’s common stock to holders of record of Illumina common stock as of the close of business on June 13, 2024 (the “Distribution”). The Original 8-K made reference to certain information contained in the Company’s Information Statement, which is included as Exhibit 99.1 to Amendment No. 2 to the Company’s Registration Statement on Form 10 (File No. 001-42045) filed with the Securities and Exchange Commission on June 3, 2024 (the “Information Statement”).
The Original 8-K reported, among other things, the effectiveness of the GRAIL, Inc. 2024 Incentive Award Plan (the “2024 Plan”) and the GRAIL, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”), each as of June 21, 2024. The purpose of this amendment is to provide additional information regarding the 2024 Plan and the ESPP, and to add certain exhibits. No other changes have been made to the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Employee Matters Agreement, dated June 21, 2024, between Illumina, Inc. and the Company (the “Employee Matters Agreement”), in connection with the Distribution, cash-based equity appreciation incentive awards issued by the Company to employees prior to the Distribution were converted into restricted stock units covering the Company’s common stock (“Converted Awards”) under the 2024 Plan based on the volume weighted average per share price of the Company’s common stock on the first four trading days immediately following the Distribution Date, which period ended on June 28th, 2024. As a result, the Converted Awards consist of restricted stock units covering a total of 6,589,187 shares of Company common stock.
As previously reported in the Original 8-K, the 2024 Plan became effective on June 21, 2024. As previously disclosed in the Information Statement, the number of shares of Company common stock initially available for issuance under awards granted pursuant to the 2024 Plan is equal to 23% of the fully diluted shares of the Company’s common stock outstanding immediately following the Distribution (inclusive of Converted Awards). There are 8,656,817 shares of Company common stock initially available for issuance under awards granted pursuant to the 2024 Plan, subject to adjustments as provided by the 2024 Plan, which number includes shares of Company common stock underlying the Converted Awards. A description of the material terms of the 2024 Plan can be found in the Information Statement under the section entitled “Executive Compensation Arrangements—2024 Equity Incentive Plan” which is incorporated herein by reference. The description is qualified in its entirety by reference to the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
As previously reported in the Original 8-K, the ESPP became effective on June 21, 2024. As previously disclosed in the Information Statement, the number of shares of Company common stock initially available under the ESPP is equal to 1.1% of the fully diluted shares of the Company’s common stock outstanding immediately following the Distribution (inclusive of Converted Awards). There are 414,021 shares of Company common stock initially available for issuance pursuant to the ESPP, subject to adjustments as provided by the ESPP. A description of the material terms of the ESPP can be found in the Information Statement under the section entitled “Executive Compensation Arrangements—2024 Employee Stock Purchase Plan” which is incorporated herein by reference. The description is qualified in its entirety by reference to the ESPP, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	GRAIL, Inc. 2024 Incentive Award Plan
10.2	GRAIL, Inc. Employee Stock Purchase Plan
10.3	Non-Employee Director Compensation Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAIL, INC.

Date: July 2, 2024	By:	/s/ Aaron Freidin
	Name:	Aaron Freidin
	Title:	Chief Financial Officer